                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C.


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):           July 19, 1994
                                                         ----------------------


                            MORRISON KNUDSEN CORPORATION
- - - ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
- - - ------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



              I-8889                                 82-0393735
- - - -----------------------------           ------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)


          Morrison Knudsen Plaza, Boise, Idaho                   83729
- - - -------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)


                                 (208) 386-5000
- - - -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On July 19, 1994, the Company announced a loss for second quarter in a press release which is attached hereto as Exhibit 1.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             MORRISON KNUDSEN CORPORATION
                                             (Registrant)


                                                     /s/   Stephen G. Hanks
July 26, 1994                                By:
                                                     --------------------------
                                                     Stephen G. Hanks
                                                     Executive Vice President -
                                                     Finance and Administration